Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: July 31, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.

Date: August 31, 2010	by:	/s/ Edmund Hoyt

Edmund Hoyt
Chief Accounting Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended July 31, 2010
Index

Combining Condensed Statements of Income (loss) and Comprehensive Income (loss) for the Month Ended July 31, 2010 and Cumulative Post-Petition Period Ended July 31, 2010	3

Combining Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	8
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	8
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	9
Note 6: Rejected Contracts and Related Matters	10
Note 7: General and Administrative Expenses and Reorganization Items	11

Schedules:

Schedule I Schedule of Combined Condensed Statement of Income (loss) and Comprehensive Income (loss) for the Month Ended July 31, 2010	12
Schedule II Schedule of Combined Condensed Balance Sheet as of July 31, 2010	13
Schedule III Schedule of Payroll and Payroll Taxes	14
Schedule IV Schedule of Federal, State and Local Taxes	14
Schedule V Schedule of Total Disbursements by Debtor	23
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	33
Schedule VII Status of Mortgages Payable For Debtors	34
Schedule VIII Chapter 11 Retained Professionals Detail	37
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	38
Schedule X Debtors Questionnaire	39

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	July 31, 2010	July 31, 2010	July 31, 2010	Ended July 31, 2010
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$8,443	$128,513	$136,956	$2,142,484
Tenant recoveries	2,541	58,697	61,238	959,440
Overage rents	138	2,141	2,279	55,406
Land and condominium sales	6,063	—	6,063	67,778
Management fees and other corporate revenues	1,068	—	1,068	12,920
Other	754	4,040	4,794	84,957

Total revenues	19,007	193,391	212,398	3,322,985

Expenses:
Real estate taxes	1,565	18,694	20,259	308,129
Property maintenance costs	678	6,639	7,317	131,298
Marketing	131	2,589	2,720	37,435
Ground and other rents	293	816	1,109	18,313
Other property operating costs	4,713	35,341	40,054	553,435
Land and condominium sales operations	6,495	—	6,495	138,643
Provision for doubtful accounts	271	1,422	1,693	29,413
Property management and other costs	(1,293)	6,531	5,238	126,618
General and administrative	4,277	—	4,277	64,896
Provisions for impairment	1	—	1	830,329
Depreciation and amortization	3,897	44,375	48,272	773,107

Total expenses	21,028	116,407	137,435	3,011,616

Operating (loss) income	(2,021)	76,984	74,963	311,369

Interest (expense) income, net	(36,538)	(70,297)	(106,835)	(1,486,394)

Income (loss) before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(38,559)	6,687	(31,872)	(1,175,025)
Benefit (provision) from income taxes	197	(224)	(27)	(22,146)
Equity in income of Real Estate Affiliates	2,871	—	2,871	121,247
Reorganization items	(26,159)	(3,551)	(29,710)	125,781

Net (loss) income	(61,650)	2,912	(58,738)	(950,143)
Allocation to noncontrolling interests	(133)	—	(133)	5,544

Net (loss) income attributable to common stockholders	$(61,783)	$2,912	$(58,871)	$(944,599)

Basic and Diluted (Loss) Income Per Share:	$(0.20)	$0.01	$(0.19)	$(3.01)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(61,783)	$2,912	$(58,871)	$(944,599)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	523	—	523	24,189
Accrued pension adjustment	171	—	171	914
Foreign currency translation	5,741	—	5,741	45,396
Unrealized gains on available-for-sale securities	—	—	—	83

Other comprehensive income, net	6,435	—	6,435	70,582

Comprehensive (loss) income attributable to common stockholders	$(55,348)	$2,912	$(52,436)	$(874,017)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined All
	Entities as of	Entities as of	Debtors as of
	July 31, 2010	July 31, 2010	July 31, 2010
		(Dollars in thousands)
Assets:
Investment in real estate:
Land	$216,432	$2,687,041	$2,903,473
Buildings and equipment	1,071,479	17,812,748	18,884,227
Less accumulated depreciation	(274,067)	(3,750,329)	(4,024,396)
Developments in progress	242,408	115,818	358,226

Net property and equipment	1,256,252	16,865,278	18,121,530
Investment in and loans to/from Unconsolidated Real Estate Affiliates	375,194	6,403	381,597
Investment property and property held for development and sale	1,342,721	—	1,342,721
Investment in controlled non-debtor entities	4,063,989	58,889	4,122,878

Net investment in real estate	7,038,156	16,930,570	23,968,726
Cash and cash equivalents	490,379	6,340	496,719
Accounts and notes receivable, net	20,733	289,241	309,974
Goodwill	199,664	—	199,664
Deferred expenses, net	26,544	169,897	196,441
Prepaid expenses and other assets	265,795	306,732	572,527

Total assets	$8,041,271	$17,702,780	$25,744,051

Liabilities and Equity:
Mortgages, notes and loans payable	$405,739	$13,878,928	$14,284,667
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,731	—	32,731
Deferred tax liabilities	831,438	—	831,438
Accounts payable and accrued expenses	485,188	444,399	929,587

Liabilities not subject to compromise	1,755,096	14,323,327	16,078,423
Liabilities subject to compromise	7,873,380	95,252	7,968,632

Total liabilities	9,628,476	14,418,579	24,047,055

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	18,657	—	18,657

Total redeemable noncontrolling interests	139,413	—	139,413

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,842,735 shares issued as of July 31, 2010	3,188	—	3,188
Additional paid-in capital	4,428,795	(578,801)	3,849,994
Retained earnings (accumulated deficit)	(6,104,117)	3,862,990	(2,241,127)
Accumulated other comprehensive income (loss)	5,747	12	5,759
Less common stock in treasury, at cost, 1,449,939 shares as of July 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(1,743,139)	3,284,201	1,541,062
Noncontrolling interests in consolidated real estate affiliates	16,521	—	16,521

Total equity	(1,726,618)	3,284,201	1,557,583

Total liabilities and equity	$8,041,271	$17,702,780	$25,744,051

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April 2009 MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May 2009 MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption; and covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management, cash collateral, alternative dispute resolution, settlement of pre-petition mechanics liens and department store transactions.
On May 14, 2009, the Bankruptcy Court issued an order authorizing certain of the Debtors to enter into a Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, UBS AG, Stamford Branch, as agent, and the lenders party thereto (the “DIP Facility”). The DIP Facility closed on May 15, 2009, provided for an aggregate commitment of $400.0 million (the “DIP Term Loan”) and was used to repay $215.0 million of short-term secured debt and to provide additional liquidity to the Debtors during the pendency of their Chapter 11 Cases. The DIP Facility provided that principal outstanding on the DIP Term Loan bear interest at an annual rate equal to LIBOR (subject to a minimum LIBOR floor of 1.5%) plus 12%.
On July 23, 2010, pursuant to an authorizing order from the Bankruptcy Court, certain of the Debtors entered into new Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, Barclays Capital, as the sole arranger, Barclay and Bank, PLC, as the Administrative Agent and Collateral Agent and the lenders party thereto (the “New DIP Facility”). The New DIP Facility provides for an aggregate commitment of $400.0 million (the “New DIP Term Loan”), which was used to refinance the DIP Term Loan. The New DIP Facility provides that principal outstanding on the New DIP Term Loan bear interest at an annual rate equal to 5.5% and matures at the earlier of May 16, 2011 or the effective date of a plan of reorganization of the TopCo Debtors (as defined below).
Subject to certain conditions precedent, the Company has the right to elect to repay all or a portion of the outstanding principal amount of the New DIP Term Loan, plus accrued and unpaid interest thereon by

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
issuing common stock of the GGP (“New GGP”) at the date of GGP’s emergence from bankruptcy to the lenders (the “Equity Conversion”). Any Equity Conversion will be limited to the lenders’ receipt of New GGP common stock equaling no more than (1) 8.0% of the New GGP common stock distributed in connection with the Debtors’ plan of reorganization, on a fully-diluted basis, or (2) 9.9% of the New GGP common stock actually distributed in connection with the plan of reorganization on the effective date of such plan, without giving effect to common stock held back for the payment of contingencies. The New DIP Credit Agreement contains customary covenants, representations and warranties, and events of default. The Plan provides for the repayment of the New DIP Term Loan in full, including accrued interest.
Through August 31, 2010, of the total 388 Debtors with approximately $21.83 billion of debt that filed for Chapter 11 protection, 260 Debtors owning 145 properties with $14.79 billion of secured mortgage loans filed consensual plans of reorganization and emerged from bankruptcy (the “Emerged Debtors”). The effectiveness of the plan of reorganization and emergence from bankruptcy of two additional Debtors (owning one property with $95.0 million of debt) is in the process of being finalized. During the seven months ended July 31, 2010, 147 Debtors owning 95 properties with $10.13 billion of secured mortgage debt emerged from bankruptcy, while 113 Debtors owning 50 properties with $4.66 billion secured debt had emerged from bankruptcy as of December 31, 2009.
GGP, along with the other 126 Debtors still in bankruptcy (the “TopCo Debtors”), filed its plan of reorganization and accompanying disclosure statement (the “TopCo Plan”) on July 13, 2010. On August 19, 2010, the Bankruptcy Court approved the disclosure statement, as amended, contained in the TopCo Plan, and set October 21, 2010 as the date for a hearing regarding confirmation of such TopCo Plan.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial or registration statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors was, or continues to be, operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” – see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1 Debtor entities that have emerged from bankruptcy protection; (2) liabilities

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1 Debtors and the Remaining Debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of July 31, 2010 with respect to the Emerged Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the plans of reorganization of the Emerged Debtors) has not yet been determined. In such regard, during February 2010, payments commenced on the Emerged Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Emerged Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $319.0 million was recorded on such $10.05 billion of secured debt that emerged in the first and second quarters of 2010, with the resulting gain classified as a reorganization item. Additional gains are expected to be recorded in the remainder of 2010 with respect to loans and other debt related to the Debtors that have emerged or will emerge from bankruptcy in the remainder of 2010.
Of the Emerged Debtors, we have identified 13 properties (the “Special Consideration Properties”) as underperforming retail assets. Pursuant to the terms of the agreements with the lenders for these properties, the Debtors have until two days following emergence of the TopCo Debtors to determine whether the collateral property for these loans should be deeded to the respective lender or the property should be retained with further modified loan terms. Prior to emergence of the TopCo Debtors, all cash produced by the property is under the control of respective lenders and we are required to pay any operating expense shortfall. In addition, prior to emergence of the TopCo Debtors, the respective lender can change the manager of the property or put the property in receivership and GGP has the right to deed the property to the lender. Generally accepted accounting principles state that an entity may choose to elect the fair value option for an eligible item only on the date of the event that requires Fair Value measurement. As each of the Special Consideration Properties emerged from Bankruptcy, we elected to measure and report the mortgages related these properties at Fair Value from the date of emergence because the Debtor entities of the Special Consideration Properties have the right to return the properties to the lenders in full satisfaction of the related debt. Accordingly, the Fair Value of the mortgage liability should not exceed the Fair Value of the underlying property.
Of the Special Consideration Properties, five of the properties had emerged as of December 31, 2009 for which we recorded a gain in reorganization items of $54.2 million for the year ended December 31, 2009, while the remaining eight properties emerged during the three months ended March 31, 2010 for which we recorded a gain in reorganization items of $69.3 million. Any subsequent changes in the Fair Value of the mortgages related these properties will be recorded in interest expense as these entities have emerged from Chapter 11 bankruptcy protection. As of July 31, 2010, we have commenced the process to deed three of these properties to their respective lenders. However, such process is subject to a number of milestones and legal proceedings and therefore the dates of deed transfer for such properties cannot be currently estimated.
Combining condensed income statement and balance sheets have been presented as of July 31, 2010 with separate columns for the segregation of Debtors for which plans of reorganization have been approved (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). With respect to the Unconfirmed

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Entities, property management and other costs reflect reimbursements of costs allocated to the Post-Confirmation Entities. This presentation does not affect the presentation of other schedules as all original Debtors are included in this separate presentation where denoted. As of July 31, 2010, the Post-Confirmation Entities include 262 Debtors while the Unconfirmed Entities include 126 Debtors.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010 (the “2010 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2010 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2010 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2010 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, the centralized cash management system was incorporated for the Track 1 Debtors that emerged from bankruptcy into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On July 31, 2010, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
the centralized GGPLP cash management account described above, were $8.1 million. In addition, as of July 30, 2010, the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights was approximately $135.5 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
July 31, 2010
(In thousands)
Below-market ground leases	$180,678
Security and escrow deposits	100,239
Prepaid expenses	80,103
Real estate tax stabilization agreement	69,318
Receivables — finance leases and bonds	55,055
Special Improvement District receivable	48,728
Above-market tenant leases	19,230
Deferred tax, net of valuation allowances	7,933
Other	11,243

Total prepaid expenses and other assets	$572,527

The components of combined security and escrow deposits of the Debtors are summarized as follows:

All Debtors as of
July 31, 2010
(In thousands)
Utility and other security deposits	$30,706
Operating funds — restricted	20,344
Real estate tax escrows	10,807
Construction/major maintenance reserves	6,729
Collateralized letters of credit and other credit support	1,909
Other miscellaneous escrows	29,744

Total security and escrow deposits	$100,239

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at July 31, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

All Debtors as of
July 31, 2010
(In thousands)
Accrued interest	$513,740
Accounts payable and accrued expenses	393,748
Contingent purchase price liability	245,000
Uncertain tax position liabilities	217,556
Accrued payroll and other employee liabilities	177,371
Accrued real estate taxes	81,731
Construction payable	72,466
Deferred gains/income	66,785
Below-market tenant leases	46,043
Unapplied cash receipts	30,591
Accounts payable to affiliates	(101,053)
Other	164,249

Total accounts payable and accrued expenses	1,908,227
Less: amounts not subject to compromise	(962,381)

Total accounts payable and accrued expenses subject to compromise	$945,846

The following table summarizes the amounts of LSTC (see Note 2) at July 31, 2010:

(In thousands)
Mortgages and secured notes	$498,702
Unsecured notes	6,524,084
Accounts payable and accrued expenses	945,846

Total liabilities subject to compromise	$7,968,632

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors may consider the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the plans of reorganization of the Emerged Debtors. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	July 31, 2010	July 31, 2010
	(In thousands)
Insider compensation	$1,080	$16,145
Public Company expense (1)	785	10,404
Travel, entertainment, insurance and other	2,412	38,347

Total general and administrative	$4,277	$64,896

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	July 31, 2010	July 31, 2010
	(In thousands)
(Losses) gains on liabilities subject to compromise — vendors (1)	$(190)	$15,212
Gains on liabilities subject to compromise — mortgage debt (2)	—	661,174
Interest income (3)	23	146
U.S. Trustee fees (4)	(854)	(7,683)
Restructuring costs — Chapter 11 Retained Professionals (5)	(14,330)	(172,434)
Restructuring costs — including other professional fees (6)	(14,359)	(370,634)

Total reorganization items	$(29,710)	$125,781

(1)	This amount includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. Such gains reflect agreements reached with certain critical vendors, which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Such gains include $38.0 million resulting from the write off of existing Fair Value of debt adjustments for the entities that emerged from bankruptcy for the post-petition period ended July 31, 2010.

(3)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(4)	Estimate of fees due remain subject to confirmation and review by the Office of the United States Trustee (“U.S. Trustee”).

(5)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(6)	Restructuring costs primarily include professional fees incurred related to the bankruptcy filings and; finance costs incurred by and the write off of unamortized deferred finance costs related to the Emerged Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended July 31, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$136,962	$(6)	136,956
Tenant recoveries	61,238	—	61,238
Overage rents	2,279	—	2,279
Land and condominium sales	6,063	—	6,063
Management fees and other corporate revenues	1,068	—	1,068
Other	4,794	—	4,794

Total revenues	212,404	(6)	212,398

Expenses:
Real estate taxes	20,259	—	20,259
Property maintenance costs	7,317	—	7,317
Marketing	2,720	—	2,720
Ground and other rents	1,109	—	1,109
Other property operating costs	40,056	(2)	40,054
Land and condominium sales operations	6,495	—	6,495
Provision for doubtful accounts	1,693	—	1,693
Property management and other costs	5,244	(6)	5,238
General and administrative	4,277	—	4,277
Provisions for impairment	1	—	1
Depreciation and amortization	48,272	—	48,272

Total expenses	137,443	(8)	137,435

Operating income	74,961	2	74,963

Interest (expense) income, net	(106,835)	—	(106,835)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(31,874)	2	(31,872)
Provision for income taxes	(27)	—	(27)
Equity in income of Real Estate Affiliates	(883)	3,754	2,871
Reorganization items	(29,710)	—	(29,710)

Net (loss) income	(62,494)	3,756	(58,738)
Allocation to noncontrolling interests	(1,460)	1,327	(133)

Net (loss) income attributable to common stockholders	$(63,954)	$5,083	$(58,871)

Basic and Diluted Earnings Per Share:	$(0.19)	$0.02	$(0.19)

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(63,954)	$5,083	$(58,871)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	523	—	523
Accrued pension adjustment	171	—	171
Foreign currency translation	5,741	—	5,741
Unrealized losses on available-for-sale securities	—	—	—

Other comprehensive income (loss), net	6,435	—	6,435

Comprehensive (loss) income attributable to common stockholders	$(57,519)	$5,083	$(52,436)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended July 31, 2010
			Combined All
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,903,473	$—	$2,903,473
Buildings and equipment	18,884,227	—	18,884,227
Less accumulated depreciation	(4,024,396)	—	(4,024,396)
Developments in progress	382,052	(23,826)	358,226

Net property and equipment	18,145,356	(23,826)	18,121,530
Investment in and loans to/from Unconsolidated Real Estate Affiliates	601,714	(220,117)	381,597
Investment property and property held for development and sale	1,319,159	23,562	1,342,721
Investment in controlled non-debtor entities	15,593,800	(11,470,922)	4,122,878

Net investment in real estate	35,660,029	(11,691,303)	23,968,726
Cash and cash equivalents	477,776	18,943	496,719
Accounts and notes receivable, net	277,180	32,794	309,974
Goodwill	199,664	—	199,664
Deferred expenses, net	196,441	—	196,441
Prepaid expenses and other assets	988,060	(415,533)	572,527

Total assets	$37,799,150	$(12,055,099)	$25,744,051

Liabilities and Equity:
Mortgages, notes and loans payable	$14,284,667	$—	$14,284,667
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,731	—	32,731
Deferred tax liabilities	831,438	—	831,438
Accounts payable and accrued expenses	909,514	20,073	929,587

Total liabilities not subject to compromise	16,058,350	20,073	16,078,423
Liabilities subject to compromise	8,406,657	(438,025)	7,968,632

Total liabilities	24,465,007	(417,952)	24,047,055

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	102,867	(84,210)	18,657

Total redeemable noncontrolling interests	223,623	(84,210)	139,413

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,842,735 shares issued as of July 31, 2010	3,188	—	3,188
Additional paid-in capital	14,269,552	(10,419,558)	3,849,994
Retained earnings (accumulated deficit)	(1,107,748)	(1,133,379)	(2,241,127)
Accumulated other comprehensive loss	5,759	—	5,759
Less common stock in treasury, at cost, 1,449,939 shares as of July 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	13,093,999	(11,552,937)	1,541,062
Noncontrolling interests in consolidated real estate affiliates	16,521	—	16,521

Total equity	13,110,520	(11,552,937)	1,557,583

Total liabilities and equity	$37,799,150	$(12,055,099)	$25,744,051

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended July 31, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$16,516	$3,734	$951

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on July 30, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	July 31, 2010	July 31, 2010
	(In thousands)
Federal and state income taxes	$8,495	$—

State and local taxes:
Property *	81,731	15,635
Sales and use	1,498	1,326
Franchise	892	317
Other	773	52

Total state and local taxes	84,894	17,330

Total taxes	$93,389	$17,330

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2010	July 31, 2010
	(In thousands)
10 Columbia Corp Ctr	$—	$135
10000 Covington Cross	5	—
10000 W Charleston	9	—
10190 Covington Cross	13	—
1120/40 Twon Ctr Dr	17	—
1160/80 Town Ctr Dr	17	—
1201/41 Tn Ctr Dr 2nd U3	—	—
1201/41 Town Ctr Dr	7	—
1201/41 Twn Ctr Dr FS U2	—	—
1240 Ala Moana Blvd	—	—
1251/81 Town Ctr Dr	9	—
1551 Hillshire Drive	10	8
1635 Village Ctr Circle	6	—
1645 Village Ctr Circle	8	—
20 Columbia Corp Ctr	—	145
30 Columbia Corp Ctr	—	144
40 Columbia Corp Ctr	—	211
50 Columbia Corp Ctr	—	183
60 Columbia Corp Ctr	—	156
9901/21 Covington Cross	8	—
9950/80 Covington Cross	8	—
Ala Moana Ctr	2,873	—
Ala Moana Pacific	—	—
Ala Moana Plaza	—	—
Ala Moana Tower	—	—
Alameda Plaza	109	—
Animas Valley	137	—
Apache Mall	142	—
Arizona Center	79	—
Arizona Center Cinem	21	—
Arizona Center Off	41	—
Arizona Center One	261	—
Arizona Center Other	—	—
Arizona Center Parki	83	—
Arizona Center Two	340	—
Arizona Ctr Garden Off	21	—
Arizona Ctr W Prkng Lot	—	—
Augusta Anchor Acq	208	—
Augusta Mall	422	—
Austin Bluffs	32	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2010	July 31, 2010
	(In thousands)
Austin Mall Ltd Part.	—	—
Bailey Hills Village	2	—
Baltimore Center Associates LP	—	1,915
Baskin Robbins	4	—
Bay City	1	—
Bayshore	37	—
Beachwood Place	2,311	—
Bellis Fair	64	—
Birchwood	446	—
Boise Towne Plaza	137	—
Boise Towne Square	1,179	—
Boise Twne Squ Anch Acq	50	—
Brass Mill Center	—	—
Brass Mill Commons	—	—
Burlington Town Ctr	47	5
Burlington Town Offi	9	—
Cache Valley Mall	149	—
Cache Valley Marktpl	66	—
Calendonian Holding	—	—
Canyon Point	14	—
Capital	173	—
Century	59	—
Chapel Hills	710	—
Chico Mall	52	—
Chula Vista	67	—
Collin Creek	1,095	—
Collin Creek-Dillards	—	—
Colony Square	228	—
Columbia Bank Dr Thru	—	—
Columbia Ctr-C.A. Bldg	—	67
Columbia Ctr-Exhibit	—	33
Columbia Dev Corp	—	—
Columbia Mall (MO)	313	—
Columbiana	878	—
Coronado Center	461	—
Corporate Pointe #2	—	—
Corporate Pointe #3	—	—
Cottonwood Mall	170	—
Cottonwood Square	25	—
Country Hills Plaza	81	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2010	July 31, 2010
	(In thousands)
Crossing Bus Ctr #6	9	—
Crossing Bus Ctr #7	6	—
Crossroads Ctr (MN)	250	—
Deerbrook	757	—
Deerbrook Mall Anchor Acq	41	—
Division Crossing	20	—
Eagle Ridge	316	—
Eastridge (CA)	118	—
Eastridge Mall (WY)	154	—
Eastridge Shopping Center LLC	—	—
Eden Prairie	338	—
Eden Prairie Ctr Anch	19	—
Elk Grove Promenade	117	—
Fairwood Dev Corp Share	—	—
Fallbrook Center	130	—
Faneuil Hall Marketplace LLC	—	1,068
Fashion Place	721	—
Fashion Place Anchor Acq	54	—
Fashion Show	238	13
Foothills Mall	541	—
Foothills Mall	—	—
Fort Union	40	—
Four Seasons Town Ctr	1,005	—
Fox River	868	716
Fremont Plaza	12	—
Gateway	81	—
Gateway Crossing	116	—
Gateway Overlook	—	—
GGP Brass Mill Inc	—	496
GGPLP-Shared	1,237	11
Glenbrook Sq Anchor Acq	208	—
Glenbrook Square	5,003	—
Grand Teton Mall	492	—
Grand Teton Plaza	109	—
Grand Traverse	365	—
Greengate Mall, Inc	—	—
Greenwood	285	—
Halekauwila Bldg	—	—
Halsey Crossing	6	—
Harborplace	—	1,172

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2010	July 31, 2010
	(In thousands)
HRDLC-Benson Ground Lse	—	46
Hughes Summerlin Other	—	—
Hulen Mall	1,229	—
Jordan Creek Town Ctr	4,697	—
Kendall Town Center	517	—
Knollwood	52	—
Lakeside Mall	106	—
Lakeview Square	508	—
Landmark	44	—
Lansing Mall	701	—
Lincolnshire Commons	475	—
Lockport	9	—
Lynnhaven Mall	205	—
Mall Bluffs	1,772	—
Mall of Louisiana	720	—
Mall of Louisiana Pwr Ctr	89	—
Mall St Vincent	365	—
Mall St. Matthews	457	—
Market Place	1,847	—
Mayfair	2,696	—
Mayfair Bank	186	—
Mayfair Mall LLC	—	—
Mayfair North	195	—
Mayfair Prof	74	—
Mayfair-Aurora Hlth CtrSht	177	—
Metro Plaza-Office	—	844
Moreno	54	14
Neighborhood Stores	—	7
New Orleans Riverwalk, Ltd	—	—
Newgate	434	—
Newgate Mall Land	—	—
Newpark	67	—
NewPark Mall Anchor Acq	13	—
North Plains Mall	36	—
North Point	1,432	—
North Star Mall	2,272	—
North Star Mall Anch Acq	205	—
North Town Mall	97	16
Northgate	385	—
Northridge	210	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2010	July 31, 2010
	(In thousands)
Oakwood Center (LA)	267	—
Oakwood Mall (WI)	724	600
Oglethorpe	149	—
Orem Plaza Ctr St	43	—
Orem Plaza State St	21	—
Other Hughes Properties	—	—
Oviedo Marketplace	393	—
Owings Mills — HQ BS	—	1,161
Owings Mills Mall	—	—
Owings Mills Off Alloc	—	—
Oxmoor Center	438	—
Park City	262	—
Park Meadows	—	—
Park Place	723	—
Park West	660	—
Parking Lot-932	—	—
PDC Holding LLC	—	—
Peachtree Mall	864	—
Pecanland Mall	376	—
Pecanland Mall Anchor Acq	30	—
Piedmont	19	—
Pierre Bossier	137	—
Pine Ridge Mall	208	—
Pioneer Place	53	—
Pioneer Place Exp	56	—
Pioneer Tower	68	—
Pioneer Tower Garage	9	—
Plaza 800	10	—
Plaza 9400	88	—
Prince Kuhio	42	—
Providence Place	17	—
Provo Plaza	26	—
Rascap Realty, Ltd	—	—
Red Cliffs Mall	125	—
Red Cliffs Plaza	35	—
Redlands Promenade	8	—
Regency	794	—
Retail at Residential	(383)	94
Ridgedale Center	308	—
Ridgely Building	—	51

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2010	July 31, 2010
	(In thousands)
Rio West	123	—
River Falls	864	—
River Hills	1,640	—
River Pointe Plaza	57	—
Riverlands	35	—
Riverside Plaza	91	—
Rivertown	1,341	—
Riverwalk Marketplace-	—	—
Rogue Valley Mall	67	—
Rouse Arizona Center LLC	—	—
Rouse Si Shopping Ctr (Si)	—	—
S St. Marketplace Theater	169	—
Saint Louis Galleria	2,325	—
Saint Louis Galleria Anch	47	—
Salem Center	47	—
Seaport Marketplace, Inc	—	—
Sikes Senter	683	—
Silver Lake Mall	123	—
Sooner	240	—
Southlake	655	—
Southland Center	156	—
Southland Mall	138	—
SouthShore	6	—
Southwest Off l	99	—
Southwest Off ll	31	—
Southwest Plaza	1,369	—
Southwest Plaza LLC	—	—
Spring Hill	2,362	—
Steeplegate	—	—
Stonestown Galleria	175	—
Stonestown Land	—	—
Stonestown Medical	18	—
The Boulevard	53	—
The Bridges @ Mint Hill	11	—
The Commons Foothills	19	—
The Crossroads (MI)	765	—
The Gallery Harbor-Gar	475	—
The Gallery Harborplace	—	—
The Grand Canal	238	—
The Hughes Corp	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2010	July 31, 2010
	(In thousands)
The Maine Mall	313	13
The Mall @ Sierra Vista	261	—
The Pines	156	—
The Plaza Foothills	44	—
The Shoppes @ Palazzo	154	—
The Shoppes at Detroit Gwy	—	—
The Shops @ Summerlin Ctre	83	—
The Shops Fallen Timbers	1,084	1,011
The Shops Foothills	71	—
The Village Cr Keys Off	—	—
The Village Cross Keys	—	—
The Village of Redlands	17	—
The Woodlands Anch Acq	67	—
Three Rivers Mall	17	—
Toshiba Hawaii, Inc	—	—
Town East	1,931	—
TRCLP	—	179
Tucson 4646 Outparcel	18	—
Tucson 4848 Outparcel	24	—
Tucson Anc Acq	36	—
Tucson Mall	508	—
Twin Falls Crossing	20	—
Tysons Galleria	207	1,240
University Crossing	146	—
Valley Hills	769	—
Valley Plaza Anchor Acq	—	—
Valley Plaza Mall	99	—
Victoria Ward Shr Op	446	—
Vill Square-Ret PH III	—	403
Village-Jordan Creek	1,234	—
Visalia Mall	38	—
Vista Commons	17	—
Vista Ridge	1,098	—
Ward Entertainment Ctr-	—	—
Ward Gateway Ctr	—	—
Ward Gateway-Industrial-Villag	—	—
Ward Industrial Ctr	—	—
Ward Plaza	—	—
Ward Village	—	—
Ward Village Shops	—	—
Ward Warehouse	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	July 31, 2010	July 31, 2010
	(In thousands)
Washington Park	98	—
West Valley	77	—
Westwood	151	—
White Marsh LP Share	—	—
White Marsh Mall	—	1,744
White Mountain Mall	65	—
Willowbrook (NJ)	695	4
Woodbridge Center	—	1,730
Woodlands	896	—
Woodlands	72	—
Woodlands Village	64	—
Yellowstone Square	67	—

	$81,731	$15,635

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,116
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	14
Lockport L.L.C.	09-11966	1
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	713
GGP-Mint Hill L.L.C.	09-11969	1
Pines Mall Partners	09-11970	77
GGP-Grandville L.L.C.	09-11971	1,310
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	55
La Place Shopping, L.P.	09-11974	15
GGP-Tucson Land L.L.C.	09-11975	4
Tucson Anchor Acquisition, LLC	09-11976	1,727
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	86,281
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	1
GGPLP L.L.C.	09-11982	4
Rouse Company LP, The	09-11983	793
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	328
Alameda Mall Associates	09-11986	881
Bay Shore Mall Partners	09-11987	1,205
Chico Mall, L.P.	09-11988	86
Lansing Mall Limited Partnership	09-11989	495
GGP-Pecanland, L.P.	09-11990	574
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	696
South Shore Partners, L.P.	09-11993	30
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	347
New Orleans Riverwalk Associates	09-11998	662
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	1,088
White Marsh Mall Associates	09-12001	1,088
White Marsh Phase II Associates	09-12002	1,088

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
Parke West, LLC	09-12003	69
GGP-Newpark L.L.C.	09-12004	—
Elk Grove Town Center, L.P.	09-12005	209
Baltimore Center Associates Limited Partnership	09-12006	2,831
Baltimore Center Garage Limited Partnership	09-12007	326
Century Plaza L.L.C.	09-12008	55
Harbor Place Associates Limited Partnership	09-12009	1,806
Price Development Company, Limited Partnership	09-12010	160
Rouse-Phoenix Theatre Limited Partnership	09-12011	3
Rouse-Arizona Retail Center Limited Partnership	09-12012	337
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	404
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	3,101
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	279
Parkside Limited Partnership	09-12021	245
Park Square Limited Partnership	09-12022	202
Rouse SI Shopping Center, LLC	09-12023	2,782
Augusta Mall, LLC	09-12024	1,488
Burlington Town Center LLC, The	09-12025	361
Fashion Show Mall LLC	09-12026	3,927
GGP Ala Moana L.L.C.	09-12027	11,749
GGP Jordan Creek L.L.C.	09-12028	1,683
GGP Village at Jordan Creek L.L.C.	09-12029	31
GGP-Four Seasons L.L.C.	09-12030	1,207
Lincolnshire Commons, LLC	09-12031	176
Phase II Mall Subsidiary, LLC	09-12032	1,881
St. Cloud Mall L.L.C.	09-12033	714
Valley Hills Mall L.L.C.	09-12034	508
GGP Holding, Inc.	09-12035	218
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	170
10190 Covington Cross, LLC	09-12041	43
1120/1140 Town Center Drive, LLC	09-12042	35
1160/1180 Town Center Drive, LLC	09-12043	141
1201-1281 Town Center Drive, LLC	09-12044	26

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	7
1451 Center Crossing Drive, LLC	09-12047	3
1551 Hillshire Drive, LLC	09-12048	130
1635 Village Centre Circle, LLC	09-12049	36
1645 Village Center Circle, LLC	09-12050	13
9901-9921 Covington Cross, LLC	09-12051	18
9950-9980 Covington Cross, LLC	09-12052	12
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	245
Arizona Center Parking, LLC	09-12055	90
Augusta Mall Anchor Acquisition, LLC	09-12056	12
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	1
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	1,141
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	133
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,699
Benson Park Business Trust	09-12069	47
Birchwood Mall, LLC	09-12070	211
Boise Mall, LLC	09-12071	431
Boise Town Square Anchor Acquisition, LLC	09-12072	2
Boise Towne Plaza L.L.C.	09-12073	81
Boulevard Associates	09-12074	1,157
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	71
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	969
Chapel Hills Mall L.L.C.	09-12082	251
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	209
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	927
Colony Square Mall L.L.C.	09-12088	38
Columbia Mall L.L.C.	09-12089	749
Coronado Center L.L.C.	09-12090	1,345
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	12
Country Hills Plaza, LLC	09-12093	5
Deerbrook Mall, LLC	09-12094	761
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	302
Eastridge Shopping Center L.L.C.	09-12098	1,355
Eden Prairie Anchor Building L.L.C.	09-12099	1
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	757
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	1,787
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	1,193
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	2,481
Fashion Place, LLC	09-12109	1,553
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	2,285
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	99
Gateway Overlook Business Trust	09-12117	482
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	1
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	38
GGP Knollwood Mall, LP	09-12128	288
GGP Natick Residence LLC	09-12129	314
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	25
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	3,477
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	215
GGP-Glenbrook L.L.C.	09-12138	1,220
GGP-Glenbrook Holding L.L.C.	09-12139	2
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	2,478
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	372
GGP-Newgate Mall, LLC	09-12148	347
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,538
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	1,036
GGP-Tucson Mall L.L.C.	09-12155	1,331
GGP-UC L.L.C.	09-12156	99
Grand Canal Shops II, LLC	09-12157	3,476
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	143
Hocker Oxmoor, LLC	09-12166	664
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	47
Howard Hughes Corporation, The	09-12169	461
Howard Hughes Properties, Inc.	09-12170	1,134
Howard Hughes Properties, Limited Partnership	09-12171	29
Howard Hughes Properties IV, LLC	09-12172	10
Howard Hughes Properties V, LLC	09-12173	12
HRD Parking, Inc.	09-12174	18
HRD Remainder, Inc.	09-12175	1
Hulen Mall, LLC	09-12176	939
Hughes Corporation, The	09-12177	1
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,454
Lakeview Square Limited Partnership	09-12183	170
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	223
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,941
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	7
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	175
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	109
Mayfair Mall, LLC	09-12198	1,145
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,013
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	27
North Star Anchor Acquisition, LLC	09-12206	326
North Star Mall, LLC	09-12207	1,556
North Town Mall, LLC	09-12208	241
Northgate Mall L.L.C.	09-12209	116
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	762
Oglethorpe Mall L.L.C.	09-12212	1,049
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	1,507
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,408
PDC Community Centers L.L.C.	09-12220	305
PDC-Eastridge Mall L.L.C.	09-12221	387
PDC-Red Cliffs Mall L.L.C.	09-12222	191
Peachtree Mall L.L.C.	09-12223	666
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	430
Pierre Bossier Mall, LLC	09-12226	146
Pine Ridge Mall L.L.C.	09-12227	208
Pioneer Office Limited Partnership	09-12228	166
Pioneer Place Limited Partnership	09-12229	499
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	502
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	2
Ridgedale Center, LLC	09-12237	1,355
Rio West L.L.C.	09-12238	100
River Falls Mall, LLC	09-12239	34
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	730
Rogue Valley Mall L.L.C.	09-12242	414
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	5,363
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	2
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	226
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	182
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	1,015
Saint Louis Galleria L.L.C.	09-12266	1,845
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	2,289
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	68
Sikes Senter, LLC	09-12270	592
Silver Lake Mall, LLC	09-12271	81
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	460
Southlake Mall L.L.C.	09-12274	866
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	330
Spring Hill Mall L.L.C.	09-12279	216
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,872
Summerlin Centre, LLC	09-12284	1,522

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	196
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	856
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	574
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	87
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	3,442
U.K.-American Properties, Inc.	09-12298	1,499
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	13
VCK Business Trust	09-12301	825
Victoria Ward Center L.L.C.	09-12302	139
Victoria Ward Entertainment Center L.L.C.	09-12303	115
Victoria Ward, Limited	09-12304	1,588
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	39
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	17
Visalia Mall, L.P.	09-12309	396
Vista Ridge Mall, LLC	09-12310	1,098
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	142
Ward Plaza-Warehouse, LLC	09-12313	1,504
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	793
Westwood Mall, LLC	09-12316	112
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	43
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	3,156
Woodbridge Center Property, LLC	09-12322	3,540
Woodlands Mall Associates, LLC, The	09-12323	1,764
10000 Covington Cross, LLC	09-12324	1

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	July 31, 2010
		(In thousands)
10 CCC Business Trust	09-12457	184
20 CCC Business Trust	09-12458	213
30 CCC Business Trust	09-12459	198
Capital Mall L.L.C.	09-12462	284
GGP-Columbiana Trust	09-12464	208
GGP-Gateway Mall L.L.C.	09-12467	511
Grand Traverse Mall Partners, LP	09-12469	195
Greenwood Mall L.L.C.	09-12471	506
Kalamazoo Mall L.L.C.	09-12472	504
Lancaster Trust	09-12473	954
Mondawmin Business Trust	09-12474	1,200
Running Brook Business Trust	09-12475	7
Town Center East Business Trust	09-12476	190
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$244,051

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	July 31, 2010
	(In thousands)
Current	$(28,079)	*
31 - 60 days	8,132
61 - 90 days	1,068
91 - 120 days	6,851
Over 120 days	44,053

Gross Amount	$32,025

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	Month Ended July 31	July 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,283	$140
1160/80 Town Center	1/13/2017	6.99%	8,137	47
Ala Moana A1	6/30/2018	5.60%	1,176,165	5,675
Ala Moana A2	6/30/2018	5.52%	297,189	1,413
Augusta Mall	11/10/2017	5.49%	173,692	821
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,385	72
Bay City	12/2/2013	5.30%	23,581	104
Bayshore	8/31/2016	7.13%	30,270	180
Beachwood Place	10/7/2017	5.60%	235,538	1,136
Bellis Fair	2/14/2018	7.34%	59,156	362
Boise Towne Plaza	7/9/2015	4.70%	10,624	43
Boise Towne Square	8/11/2017	6.64%	69,022	395
Brass Mill	4/10/2016	4.55%	118,859	466
Burlington	7/1/2015	5.03%	25,787	112
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	10/1/2014	7.28%	19,857	124
Chapel Hills	10/11/2010	5.04%	113,274	475
Chico Mall	2/11/2009	4.74%	55,538	226
Collin Creek Mall	7/9/2016	6.78%	65,469	382
Columbia Mall (MO)	5/3/2017	6.05%	89,476	466
Coronado	12/6/2016	5.08%	165,000	721
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,433	26
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,433	26
Country Hills	6/1/2016	6.04%	13,288	69
Crossroads Center (MN)	1/30/2014	4.73%	82,178	335
Deerbrook	1/1/2014	3.46%	70,338	210
Eagle Ridge	10/12/2015	5.41%	46,726	218
Eastridge (CA) Note A	8/31/2017	5.92%	132,702	676
Eastridge (CA) Note B	8/31/2017	5.32%	36,255	166
Eastridge (WY )	12/4/2016	5.08%	38,250	167
Eden Prairie	9/30/2014	4.67%	77,749	313
Fallbrook	1/3/2018	6.14%	84,513	447
Faneuil Hall	9/30/2016	5.57%	92,293	443
Fashion Place	4/5/2014	5.30%	141,429	646
Four Seasons	6/11/2017	5.60%	97,025	468
Fox River	9/3/2016	5.96%	193,313	992
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,310	434
Gateway	10/1/2014	7.28%	38,916	244
Gateway Overlook	8/30/2016	5.78%	54,662	272
Glenbrook	12/30/2016	4.91%	173,160	733
Grand Canal Shoppes	5/1/2014	4.78%	383,791	1,580
Grand Traverse	10/1/2012	5.02%	83,406	360
Greenwood	10/1/2014	7.28%	43,692	274
Harborplace	4/5/2016	5.79%	49,648	248
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	6/7/2015	5.03%	110,367	478
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2014	4.57%	180,954	711
JP Comm Jr. Gateway Crossing	1/7/2014	4.70%	14,819	60
JP Comm Jr. Univ. Crossing	1/7/2014	4.70%	11,063	45
JP Comm Sr. Austin Bluffs	1/1/2014	4.40%	2,194	8
JP Comm Sr. Division Crossing	1/1/2014	4.40%	5,056	19
JP Comm Sr. Fort Union	1/1/2014	4.40%	2,639	10
JP Comm Sr. Halsey Crossing	1/1/2014	4.40%	2,474	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.40%	2,359	9
JP Comm Sr. Orem Plaza State St	1/1/2014	4.40%	1,460	6
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.40%	3,653	14
JP Comm Sr. Riverside Plaza	1/1/2014	4.40%	5,229	20
JP Comm Sr. Woodlands Village	1/1/2014	4.40%	6,680	25
Knollwood	10/10/2017	5.35%	39,105	180
Lakeside Mall	6/1/2016	4.28%	175,517	647
Lakeview Square	3/1/2016	5.81%	40,562	203
Lansing I	1/1/2014	9.35%	22,674	180
Lincolnshire Commons	9/30/2016	5.98%	27,835	143
Lynnhaven	7/6/2015	5.05%	231,665	1,007
Maine	12/10/2016	4.84%	211,226	880
Mall of Louisiana Mezz (*)	9/30/2017	6.40%	59,957	331

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	Month Ended July 31	July 31 (b)
			(Dollars in thousands)
Mall of Louisiana Note A	9/30/2017	5.46%	116,428	548
Mall of Louisiana Note B	9/30/2017	5.92%	53,507	273
Mall St Matthews Ltd Partnership	1/1/2014	4.81%	141,060	584
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	5/3/2017	6.05%	105,382	549
Moreno Valley	9/11/2013	5.96%	86,074	442
Newgate	4/1/2014	4.84%	39,916	166
Newpark	8/2/2014	7.45%	66,748	428
North Point	2/29/2016	5.48%	211,408	998
North Star	1/4/2015	4.43%	226,545	864
Northgate	9/1/2016	5.88%	44,281	217
Northridge Fashion	12/30/2014	7.24%	123,407	745
Oglethorpe	7/2/2015	4.89%	138,112	582
Oviedo	5/7/2012	5.12%	50,813	224
Oxmoor	12/2/2016	6.85%	55,832	329
Park City Note A	4/1/2014	4.74%	116,830	476
Park City Note B	4/1/2014	7.10%	28,686	175
Park Place	1/11/2015	5.15%	172,267	764
Peachtree	6/1/2015	5.08%	87,576	383
Pecanland	1/1/2014	4.28%	55,536	205
Piedmont	9/6/2016	5.98%	33,318	172
Pine Ridge	12/4/2016	5.08%	25,789	113
Prince Kuhio	1/1/2014	3.45%	36,565	109
Providence Place 2	3/11/2015	5.03%	247,727	1,072
Providence Place 3 (*)	3/11/2015	5.12%	52,165	230
Providence Place 4 (*)	3/11/2015	5.93%	34,245	175
Providence Place Pilot A1	7/1/2016	7.75%	20,863	135
Providence Place Pilot A2	6/30/2028	7.75%	24,011	155
Red Cliffs	12/4/2016	5.08%	24,511	107
Regency Square	7/1/2015	3.59%	90,773	281
Ridgedale	9/30/2016	4.86%	173,989	728
River Hills	1/3/2018	6.14%	79,542	420
RiverTown Junior Loan (*)	12/30/2014	8.36%	15,495	108
RiverTown Senior Loan	12/30/2014	7.29%	99,707	606
Rogue Valley	7/1/2014	7.85%	25,823	175
Sikes Senter	6/1/2017	5.20%	60,029	269
Sooner Fashion	1/3/2018	6.14%	59,657	315
Southlake	12/1/2019	6.44%	99,462	551
Southland	1/1/2014	3.62%	78,654	245
Southland (RSE)	3/5/2010	4.97%	106,435	441
St. Louis Galleria	1/3/2017	4.86%	231,898	969
Staten Island 1	10/1/2015	5.09%	84,600	366
Staten Island 2	10/1/2015	8.15%	67,937	470
Staten Island 3	10/1/2015	5.61%	124,460	582
Steeplegate Note A	8/1/2014	4.75%	61,730	252
Steeplegate Note B	8/1/2014	5.78%	14,260	71
Stonestown Note A	9/1/2017	5.85%	155,145	782
Stonestown Note B	9/1/2017	5.65%	59,817	291
The Boulevard	7/1/2018	4.27%	104,498	385
The Crossroads (MI)	1/1/2014	7.40%	38,805	247
The Woodlands Note A	6/12/2016	5.91%	183,732	936
The Woodlands Note B	6/12/2016	5.91%	54,623	278
Three Rivers	12/4/2016	5.08%	20,997	92
Town East	1/1/2014	3.46%	101,885	304
Tucson Mall	1/1/2014	4.26%	113,848	418
Tucson Mall — Hyper Am	1/1/2014	4.26%	3,895	14
Tysons Galleria — Note A	9/11/2017	5.69%	221,894	1,086
Tysons Galleria — Note B	9/11/2017	6.00%	31,288	162
Valley Hills	3/4/2016	4.73%	55,376	225
Valley Plaza	1/10/2016	3.90%	92,338	310
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	87,855	425
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	1/1/2014	7.04%	9,417	55
Visalia	1/1/2014	3.78%	39,755	129
Vista Ridge	4/10/2016	6.87%	78,307	448
Ward Centre & Ward Entertainment	1/1/2014	4.33%	56,760	212
Washington Park	3/31/2016	5.35%	11,817	54
West Valley	1/1/2014	3.43%	53,842	159
White Marsh	9/1/2017	5.62%	186,194	872

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	Month Ended July 31		July 31 (b)
			(Dollars in thousands)
Willowbrook Mall	6/30/2016	6.82%	154,998		911
Woodbridge Corporation	6/1/2014	4.24%	202,384		740
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,205,651		74,220

Secured Asset Loans:
Bank Note — Animas Valley	7/11/2016	3.57%	44,835		138
Bank Note — Birchwood Mall	7/11/2016	3.57%	48,418		149
Bank Note — Cache Valley	7/11/2016	3.57%	29,534		91
Bank Note — Colony Square	7/11/2016	3.57%	29,110		90
Bank Note — Columbiana	7/11/2016	3.57%	107,105		330
Bank Note — Fallen Timbers	7/11/2016	3.57%	48,488		149
Bank Note — Foothills	7/11/2016	3.57%	39,913		123
Bank Note — Grand Teton	7/11/2016	3.57%	52,348		161
Bank Note — Mall at Sierra Vista	7/11/2016	3.57%	24,078		74
Bank Note — Mall of the Bluffs	7/11/2016	3.57%	26,734		82
Bank Note — Mayfair	7/11/2016	3.57%	306,523		943
Bank Note — Mondawmin	7/11/2016	3.57%	74,866		230
Bank Note — North Plains	7/11/2016	3.57%	13,579		42
Bank Note — North Town Mall	7/11/2016	3.57%	92,416		284
Bank Note — Oakwood	7/11/2016	3.57%	84,189		259
Bank Note — Owings Mills	7/11/2016	3.57%	24,996		77
Bank Note — Pierre Bossiere	7/11/2016	3.57%	42,759		132
Bank Note — Pioneer Place	7/11/2016	3.57%	162,815		501
Bank Note — Salem Center	7/11/2016	3.57%	38,607		119
Bank Note — Silver Lake Mall	7/11/2016	3.57%	13,494		42
Bank Note — Southwest Plaza	7/11/2016	3.57%	109,761		338
Bank Note — Spring Hill	7/11/2016	3.57%	54,286		167
Bank Note — Westwood Mall	7/11/2016	3.57%	27,879		86
Bank Note — White Mountain	7/11/2016	3.57%	10,933		34
Fashion Show	5/5/2017	3.32%	643,737		1,843
Oakwood Center	6/1/2014	3.57%	95,000		292
Palazzo	5/5/2017	3.32%	248,780		712
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.57%	590,000		811
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.57%	1,987,500		2,731
TRUPS (*)(d)	4/30/2036	1.78%	206,200		319

Variable Rate Debt			5,678,883		15,999

Total Debt — All Debtors			21,884,534	(e)	90,219

(a)	Reflects the variable contract rate as of July 31, 2010

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan refinanced in July 2010.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	July 31, 2010	July 31, 2010	July 31, 2010	July 31, 2010
	(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$261	$706	$14,756	$10,668
AlixPartners, LLP	2,115	—	23,189	13,517
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	—	—	2,012	1,278
Calvo & Clark LLP	—	—	—	—
Cantor Fitzgerald	1,030	—	1,030	—
Cushman & Wakefield	—	—	3,542	1,662
Deloitte & Touche LLP	656	883	5,840	3,219
Deloitte Tax LLP	136	42	878	464
Epiq Solutions	—	—	18	15
Ernst & Young LLP	56	36	1,155	771
FTI Consulting	—	125	3,484	2,501
Grant Thornton	—	—	26	16
Halperin Battaglia Raicht LLP	4	—	239	168
Hewitt Associates	—	—	586	—
Houlihan Lokey	1,034	225	13,065	2,841
Hughes Hubbard & Reed LLP	72	33	382	165
Jenner & Block	—	15	1,702	1,221
Kirkland & Ellis LLP (1)	1,801	1,896	27,894	19,272
KPMG LLP	—	—	70	60
Kurtzman Carson Consultants LLC	70	152	5,054	4,822
Miller Buckfire & Co LLC (1)	1,648	291	20,137	6,226
PricewaterhouseCoopers	21	45	309	143
Saul Ewing LLP	340	434	3,660	2,107
Silverstein & Pomerantz LLP	—	—	—	—
UBS Securities	2,824	—	11,768	—
Weil, Gotshal & Manges LLP (1)	3,456	3,399	45,774	27,620
Weitzman Group	46	—	134	—

Total	$15,570	$8,282	$186,733	$98,781

Professional Fees Summary (See Note 7)
Restructuring costs	$14,330	$8,105	$172,434	$91,624
General & administrative	1,104	43	11,826	3,175
Other(2)	136	134	2,473	3,982

Total	$15,570	$8,282	$186,733	$98,781

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3 million, $0.6 million, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED JULY 31, 2010

		Date and Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit #305 Natick, MA	Condominium Unit Sale 07/01/10	Jonathan and Susan Ross	$500
GGP Natick Residence LLC	Condominium Unit #841 Natick, MA	Condominium Unit Sale 07/02/10	Donald Baril	$575
GGP Natick Residence LLC	Condominium Unit #313 Natick, MA	Condominium Unit Sale 07/07/10	Floyd and Debra Lane	$442
GGP Natick Residence LLC	Condominium Unit #628 Natick, MA	Condominium Unit Sale 07/15/10	Maria Babb	$426
GGP Natick Residence LLC	Condominium Unit #742 Natick, MA	Condominium Unit Sale 07/15/10	Aimee Tashjian	$260
GGP Natick Residence LLC	Condominium Unit #451 Natick, MA	Condominium Unit Sale 07/21/10	Christopher and Sally Carlisle	$443
GGP Natick Residence LLC	Condominium Unit #627 Natick, MA	Condominium Unit Sale 07/26/10	Muneer Kazmi and Arshia Siddiqui	$469
GGP Natick Residence LLC	Condominium Unit #445 Natick, MA	Condominium Unit Sale 07/28/10	Beth Krista Brooker	$360
GGP Natick Residence LLC	Condominium Unit #808 Natick, MA	Condominium Unit Sale 07/29/10	Robert Ludwick	$357
Howard Hughes Properties, Inc.	Summerlin V18, The Ridges Azure Lot 66	Finished Lot Sale (.63 acres) 07/16/10	The Kotiki Trust	$863
Authorized De Minimis Sales:
Saint Louis Galleria Anchor Acquisition L.L.C.	Approximately 1.85 acres at Saint Louis Galleria, Richmond Heights (St. Louis), Missouri	Conveyance of land for Nordstrom Department Store 07/08/10	Nordstrom, Inc.	$0

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: July 31, 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes		No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?			X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?			X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?			X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?			X
5	Is the Debtor delinquent in paying any insurance premium payment?			X
6	Have any payments been made on pre-petition liabilities this reporting period?	X	(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X	(2)
8	Are any post petition payroll taxes past due?			X
9	Are any post petition State or Federal income taxes past due?			X
10	Are any post petition real estate taxes past due?			X
11	Are any other post petition taxes past due?			X
12	Have any pre-petition taxes been paid during this reporting period?			X
13	Are any amounts owed to post petition creditors delinquent?			X
14	Are any wage payments past due?			X
15	Have any post petition loans been received by the Debtor from any party?	X	(3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?			X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?			X
18	Have the owners or shareholders received any compensation outside of the normal course of business?			X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $6.7 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $20.9 million.

(3)	As previously described in Note 6 of the May 2009 MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009. On July 23, 2010, GGP, pursuant to an authorizing order from the Bankruptcy Court, entered into the New DIP Facility to refinance the DIP Term Loan.